EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE
EARNINGS PER COMMON SHARE

BASIC
Earnings per common share is calculated by dividing earnings attributable to common shareholders by the weighted average number of common shares outstanding. The weighted average number of common shares outstanding has been reduced by our pro-rata weighted average interest in our own common shares of 12 million as at December 31, 2018, and 13 million as at December 31, 2017 and 2016, resulting from our reciprocal investment in Noverco.

DILUTED
The treasury stock method is used to determine the dilutive impact of stock options. This method assumes any proceeds from the exercise of stock options would be used to purchase common shares at the average market price during the period.

Weighted average shares outstanding used to calculate basic and diluted earnings per share are as follows:

December 31,	2018	2017	2016
(number of shares in millions)
Weighted average shares outstanding	1,724	1,525	911
Effect of dilutive options	3	7	7
Diluted weighted average shares outstanding	1,727	1,532	918

For the years ended December 31, 2018, 2017 and 2016, 26,837,822, 14,271,615 and 10,803,672, respectively, of anti-dilutive stock options with a weighted average exercise price of $50.38, $56.71 and $52.92, respectively, were excluded from the diluted earnings per common share calculation.